SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.       )

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  Preliminary Proxy Statement
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  Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

RSA Security Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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SCHEDULE 14A INFORMATION
PROXY STATEMENT
Security Ownership of Certain Beneficial Owners and Management
Votes Required
PROPOSAL 1 -- ELECTION OF DIRECTORS
Board and Committee Meetings
Director Compensation
Compensation of Executive Officers
Summary Compensation Table
Option Grants in Last Fiscal Year
Compensation Committee Report on Executive Compensation
Certain Relationships and Related Transactions
Comparative Stock Performance
PROPOSAL 2 -- APPROVAL OF AMENDMENT TO THE 1994 DIRECTOR STOCK OPTION PLAN
Summary of the Director Plan
Federal Income Tax Consequences
PROPOSAL 3 -- APPROVAL OF AMENDMENT TO 1994 EMPLOYEE STOCK PURCHASE PLAN
Summary of the Purchase Plan
Federal Income Tax Consequences
PROPOSAL 4 -- RATIFICATION OF THE APPOINTMENT OF AUDITORS
STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
1994 DIRECTOR STOCK OPTION PLAN
Amendment No. 1
Amendment No. 2
Amendment No. 3
Amendment No. 4
1994 EMPLOYEE STOCK PURCHASE PLAN
Amendment No. 1
Amendment No. 2
Amendment No. 3
RSA Security Inc. Audit Committee Charter Reviewed and Approved May 17, 2000

RSA SECURITY INC.

Notice of Annual Meeting of Stockholders

To Be Held April 27, 2001

      NOTICE IS HEREBY GIVEN that RSA Security Inc., a Delaware corporation (“RSA”), will hold its Annual Meeting of Stockholders on Friday, April 27, 2001 at 11:00 a.m. at RSA’s offices, 36 Crosby Drive, Bedford, Massachusetts (the “Meeting”) for the purpose of considering and voting upon the following matters:

      1. To elect two Class I directors for the ensuing three years;

2.	To approve an amendment to RSA’s 1994 Director Stock Option Plan, as amended, to increase the size of the automatic stock option grants to eligible outside directors thereunder;

3.	To approve an amendment to RSA’s 1994 Employee Stock Purchase Plan, as amended, to increase the number of shares of Common Stock authorized for issuance thereunder from 1,000,000 to 1,400,000 shares;

4.	To ratify the appointment of Deloitte & Touche LLP as RSA’s independent public auditors for the year ending December 31, 2001; and

5.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The above share numbers do not reflect the three-for-two stock split, payable in the form of a stock dividend on RSA’s common stock to holders of record as of March 9, 2001, which is to be effected on or about March 23, 2001.

      The Board of Directors has no knowledge of any other business to be transacted at the Meeting.

      The Board of Directors has fixed the close of business on Thursday, March 8, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof.

      A copy of RSA’s Annual Report to Stockholders for the year ended December 31, 2000, which contains consolidated financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

By Order of the Board of Directors,

Margaret K. Seif, Secretary

March 28, 2001

      Whether or not you plan to attend the Meeting, please promptly complete, date and sign the enclosed proxy card and return it in the accompanying envelope. No postage need be affixed if you mail the proxy card in the United States.

RSA SECURITY INC.

36 Crosby Drive
Bedford, Massachusetts 01730

PROXY STATEMENT

For Annual Meeting of Stockholders To Be Held April 27, 2001

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of RSA Security Inc. (“RSA”) for use at the Annual Meeting of Stockholders to be held on Friday, April 27, 2001 at 11:00 a.m. at RSA’s offices, 36 Crosby Drive, Bedford, Massachusetts and at any adjournments thereof (the “Meeting”).

      All proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. A stockholder may revoke his, her or its proxy at any time before the exercise of the proxy by delivering a written revocation to RSA’s Secretary. Attendance at the Meeting will not, by itself, revoke a proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

      On March 8, 2001, the record date for determination of stockholders entitled to vote at the Meeting, there were outstanding and entitled to vote an aggregate of 37,703,057 shares of RSA’s Common Stock, $.01 par value per share (“Common Stock”). Each share entitles the record holder to one vote on each of the matters to be voted upon at the Meeting.

      On February 1, 2001, RSA’s Board of Directors declared a three-for-two stock split, payable in the form of a stock dividend on the Common Stock to holders of record on March 9, 2001, which is to be effected on or about March 23, 2001. All of the share amounts in this Proxy Statement are pre-split and do not reflect the three-for-two stock dividend.

      The Notice of Meeting, this Proxy Statement, the enclosed proxy and RSA’s Annual Report to Stockholders for the year ended December 31, 2000 are first being sent or given to stockholders on or about March 28, 2001. RSA will, upon written request of any stockholder, furnish without charge a copy of its Annual Report on Form 10-K for the year ended December 31, 2000, as filed with the Securities and Exchange Commission, without exhibits. Please address all such requests to RSA at 36 Crosby Drive, Bedford, Massachusetts 01730, Attention: Investor Relations. RSA will provide exhibits upon written request and payment of an appropriate processing fee.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth certain information as of January 29, 2001 with respect to the beneficial ownership of shares of Common Stock by (1) each person that RSA knows to own beneficially more than 5% of the outstanding shares of Common Stock; (2) the directors and nominees for director of RSA; (3) Arthur W. Coviello, Jr. and Charles R. Stuckey, Jr., each of whom served as RSA’s Chief Executive Officer for a period of time during 2000; (4) the four other most highly compensated executive officers who were serving as executive officers on December 31, 2000 (Messrs. Coviello and Stuckey and the persons described in this clause (4) being referred to as the “Named Executive Officers”); and (5) all directors and executive officers of RSA as a group.

Amount and Nature
of Beneficial Ownership(1)

	Number of	Percent of
Name and Address of Beneficial Owner	Shares	Class

5% Stockholders

Massachusetts Financial Services Company	5,309,096(2)	13.7%
500 Boylston Street
Boston, MA 02116

Franklin Resources, Inc.	2,496,900(3)	6.5
777 Mariners Island Boulevard
San Mateo, CA 94404

Directors and Named Executive Officers

Robert P. Badavas	45,000(4)	*

D. James Bidzos	116,303(5)	*

Arthur W. Coviello, Jr.	360,550(6)	*

Richard L. Earnest	78,000(4)	*

Taher Elgamal	44,500(7)	*

Joseph B. Lassiter, III	87,000(4)	*

James K. Sims	127,000(8)	*

Charles R. Stuckey, Jr.	637,704(9)	1.6

John Adams	77,785(10)	*

John F. Kennedy	54,174(11)	*

Scott T. Schnell	103,538(12)	*

Joseph Uniejewski	51,777(13)	*

All executive officers and directors as a group (16 persons)	2,116,394(14)	5.2

*	Less than 1%

(1)	The number of shares beneficially owned by each stockholder, director and executive officer is determined under rules promulgated by the Securities and Exchange Commission (the “SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the SEC rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days after January 29, 2001 through the exercise of any stock option or other right. The inclusion of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

(2)	This information is derived from a Schedule 13G/ A filed with the SEC on February 12, 2001.

(3)	This information is derived from a Schedule 13G/ A filed with the SEC on February 9, 2001.

(4)	Consists of shares that may be acquired pursuant to stock options exercisable within 60 days after January 29, 2001.

(5)	Includes 54,000 shares that may be acquired pursuant to stock options exercisable within 60 days after January 29, 2001.

(6)	Includes 337,449 shares that may be acquired pursuant to stock options exercisable within 60 days after January 29, 2001.

(7)	Includes 43,000 shares that may be acquired pursuant to stock options exercisable within 60 days after January 29, 2001.

(8)	Includes 102,000 shares that may be acquired pursuant to stock options exercisable within 60 days after January 29, 2001.

(9)	Includes (a) 10,000 shares held by the Stuckey Family Charitable Remainder Unitrust, (b) 5,956 shares held by the Charles R. Stuckey, Jr. — 1998 Grantor Retained Annuity Trust, (c) 2,500 shares held by the Charles R. Stuckey, Jr. — 1998 Grantor Retained Annuity Trust II, and (d) 291,249 shares that may be acquired pursuant to stock options exercisable within 60 days after January 29, 2001. Mr. Stuckey disclaims beneficial ownership of the shares held by the above-named trusts.

(10)	Includes 67,497 shares that may be acquired pursuant to stock options exercisable within 60 days after January 29, 2001.

(11)	Includes 49,999 shares that may be acquired pursuant to stock options exercisable within 60 days after January 29, 2001.

(12)	Includes 101,226 shares that may be acquired pursuant to stock options exercisable within 60 days after January 29, 2001.

(13)	Includes 51,562 shares that may be acquired pursuant to stock options exercisable within 60 days after January 29, 2001.

(14)	Includes an aggregate of 1,629,284 shares that may be acquired pursuant to stock options exercisable within 60 days after January 29, 2001.

Votes Required

      The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting. Shares of Common Stock present in person or represented by proxy (including shares that abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting.

      The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting on the matter is required to approve proposals 2 through 4.

      Shares that abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on the matters presented to the stockholders at the Meeting.

PROPOSAL 1 — ELECTION OF DIRECTORS

      RSA has a classified Board of Directors consisting of two Class I directors, three Class II directors and three Class III directors. The terms of the current Class I, Class II and Class III Directors expire at the annual meetings of stockholders to be held in 2001, 2002 and 2003, respectively. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring.

      The persons named in the enclosed proxy will vote to elect, as Class I directors, Joseph P. Lassiter, III and Charles R. Stuckey, Jr., the two director nominees named below, unless the proxy is marked otherwise. Messrs. Lassiter and Stuckey are currently directors of RSA.

      Each Class I director will be elected to hold office until the 2004 annual meeting of stockholders and until his successor is elected and qualified. Each of the nominees has indicated his willingness to serve, if elected; however, if any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected.

      For each member of the Board of Directors, including those who are nominees for election as Class I directors, there follows information given by each concerning his age and length of service as a director of RSA, his principal occupation and business experience for at least the past five years and the names of other publicly held companies of which he serves as a director. There are no family relationships among any of RSA’s directors, nominees for director and executive officers.

			Principal Occupation, Other Business
		Director	Experience During Past Five Years
Name	Age	Since	and Other Directorships

Nominees For Terms Expiring in 2004 (Class I Directors)

Joseph B. Lassiter, III	53	1996	Joined Harvard University Graduate School of Business Administration in September 1996, where he is currently MBA Class of 1954 Professor of Management Practice; President of Wildfire Communications, Inc., a telecommunications software company, from July 1994 to February 1996; Vice President of Teradyne, Inc., a manufacturer of automatic test equipment, from January 1974 to February 1994.

Charles R. Stuckey, Jr.	58	1987	Chairman of RSA’s Board of Directors since July 1996; President of RSA from January 1987 to March 1999; Chief Executive Officer of RSA from March 1987 to January 2000; President of RSA Investments Inc., a wholly owned subsidiary of RSA, since January 2000; Member of the Board of Directors of MatrixOne Inc., a provider of Internet business collaboration software, since October 1998; Member of the Board of Directors since 1997, Secretary since 1998 and Chairman since 2000 of the Massachusetts Telecommunications Council; Member of the Board of Advisors of Ohio University.

Directors Whose Terms Expire in 2002 (Class II Directors)

D. James Bidzos	46	1996	Vice Chairman of RSA’s Board of Directors since March 1999; Executive Vice President of RSA from July 1996 to February 1999; President and Chief Executive Officer of RSA Data Security, Inc. from 1988 to February 1999; Chairman of the Board of VeriSign, Inc., a company specializing in providing public-key certificates and related products and services; Member of the Boards of Directors of Trintech Group, Plc., a provider of secure electronic payment infrastructure solutions for real-world, Internet and wireless transactions, and SmartDisk Corporation, a provider of digital connectivity products and personal storage systems that allow consumers to access and exchange digital data.

			Principal Occupation, Other Business
		Director	Experience During Past Five Years
Name	Age	Since	and Other Directorships

Richard L. Earnest	58	1993	Councilman of Del Mar City Council since December 1999; Mayor of Del Mar, California from December 1998 to December 1999; Deputy Mayor of Del Mar, California from November 1997 to December 1998; Chief Executive Officer of Tudor Publishing Company from April 1995 to April 1997; independent consultant to start-up companies from June 1994 to March 1995; Chief Executive Officer of DEMAX Software, a provider of centralized security management software, from June 1993 to June 1994; Chief Executive Officer of Advant Edge Systems Group, a software company, from April 1991 to June 1993; Member of the Board of Directors of Data Critical Corporation, a developer and distributor of wireless and Internet systems for communicating healthcare data.

Taher Elgamal, Ph.D.	45	1999	Chief Executive Officer of Securify, Inc., a provider of comprehensive security services for e-commerce and business and government applications, from June 1998 to January 1999 and from July 2000 to present, and President since July 2000; President of the Information Security Group of The Kroll-O’Gara Company, a provider of information security software and services, from January 1999 to July 2000; Chief Scientist of Netscape Communications Corp. from April 1995 to June 1998; Director of Engineering of RSA Data Security, Inc. from October 1991 to April 1995; Member of the Board of Directors of hi/fn, inc., a provider of high-performance, multi-protocol packet processors, Phoenix Technologies Ltd., a provider of system-enabling software solutions for PCs and connected digital devices, and ValiCert, Inc., a provider of secure e-transaction infrastructure products.

Directors Whose Terms Expire in 2003 (Class III Directors)

Robert P. Badavas	48	2000	Senior Corporate Adviser to the Office of the Chairman of Aether Systems, Inc., a provider of wireless data products and services, since September 2000; Chief Executive Officer of Cerulean Technology, Inc., a provider of mobile information systems applications, from December 1995 until Aether Systems, Inc. acquired the company in September 2000; Senior Vice President and Chief Financial Officer, among other capacities, of Chipcom Corporation, a manufacturer of computer networking intelligent switching systems, from October 1986 to October 1995; Member of the Board of Directors of Renaissance Worldwide, Inc., a global business and technology consulting firm, and of ON Technology Corporation, a provider of communications software products.

			Principal Occupation, Other Business
		Director	Experience During Past Five Years
Name	Age	Since	and Other Directorships

Arthur W. Coviello, Jr.	47	1999	Chief Executive Officer of RSA since January 2000; President of RSA since March 1999; Executive Vice President of RSA from September 1995 to March 1999; Chief Financial Officer and Treasurer of RSA from October 1995 to August 1997; Chief Operating Officer of RSA from January 1997 to March 1999; Chief Operating Officer and Chief Financial Officer, among other capacities, for CrossComm Corporation, a developer of internetworking products, from March 1992 to January 1994.

James K. Sims	54	1997	Chairman, Chief Executive Officer and Member of the Board of Directors of Gen3 Partners, Inc. Internet Business Builders, which partners with established companies to identify, build, launch and operate business-to-business, Internet ventures, since September 1999; Chief Executive Officer, President and member of the Board of Directors of Cambridge Technology Partners (Massachusetts), Inc., an international consulting and systems integration firm, from February 1991 to July 1999; Chief Executive Officer and President of Concurrent Computer Corporation, a computer hardware manufacturer, from October 1985 until September 1990.

Board and Committee Meetings

      The Board of Directors met 12 times during 2000. All directors other than Mr. Bidzos attended at least 75% of the meetings of the Board of Directors and of the committees on which they served. Mr. Bidzos attended eight of the 12 Board meetings and did not serve on any committees.

      The Board of Directors has an Audit Committee, which assists the Board in fulfilling its responsibilities to stockholders concerning RSA’s accounting and reporting practices, and facilitates open communication among the Audit Committee, Board of Directors, independent auditors and management. The Audit Committee held four meetings during 2000. The current members of the Audit Committee are Messrs. Earnest and Badavas.

      The Board of Directors has a Compensation Committee, which makes recommendations concerning salaries and incentive compensation for RSA’s executive employees and administers and grants awards pursuant to certain of RSA’s stock-based compensation plans. The Compensation Committee held six meetings during 2000. The current members of the Compensation Committee are Messrs. Lassiter and Sims and Dr. Elgamal.

      The Board of Directors has a Nominating Committee, which makes recommendations to the Board of Directors concerning all facets of the director selection process. Stockholders wishing to propose director candidates for consideration by the Nominating Committee may do so by writing to RSA’s Secretary and providing information specified in RSA’s Bylaws, including the candidate’s name, biographical data and qualifications. RSA’s Bylaws set forth further requirements for stockholders wishing to nominate director candidates for consideration by stockholders including, among other things, that a stockholder must give written notice of an intent to make such a nomination complying with RSA’s Bylaws to RSA’s Secretary at least 60 days, but no more than 90 days, before the stockholders’ meeting. The Nominating Committee did not meet during 2000. The current members of the Nominating Committee are Messrs. Sims, Coviello, Lassiter and Stuckey.

Director Compensation

      RSA reimburses all of the directors for expenses incurred in connection with their attendance at Board and committee meetings. RSA pays each non-employee director $2,000 for attendance at each meeting of the Board in which he participates, whether in person or by telephone. Each non-employee director is also entitled to $1,000 for each meeting of a committee of the Board that he attends that is held on a day other than the day of, or the day before or after, the date of any meeting of the full Board of Directors. Directors who are also RSA employees are not entitled to compensation in their capacities as directors.

      Upon his or her initial election to the Board of Directors, each non-employee director is entitled to receive options under RSA’s 1994 Director Stock Option Plan, as amended (the “Director Plan”), to purchase shares of Common Stock covering the number of shares of Common Stock determined by multiplying (1) a baseline number of shares (the “Baseline Number”) by (2) the quotient of (x) the number of whole calendar months between the option grant date and the date of the next annual meeting of stockholders and (y) 12. In addition, each eligible director receives annual options to purchase the Baseline Number of shares of Common Stock under the Director Plan on the date of each annual meeting of stockholders, so long as such director continues to serve as director immediately after such annual meeting. RSA is asking the stockholders to consider an amendment to the Director Plan to increase the Baseline Number from 12,000 to 30,000 shares; see “Proposal 2 — Approval of Amendment to the 1994 Director Stock Option Plan.”

      All options granted under the Director Plan are fully exercisable on the date of grant. The exercise price of options granted under the Director Plan equals the closing price of the Common Stock on the date of grant on the Nasdaq National Market (or such other nationally recognized exchange or trading system if the Common Stock is no longer traded on the Nasdaq National Market).

      During 2000, Mr. Bidzos, the Vice Chairman of RSA’s Board of Directors, was a party to a Consulting Agreement with RSA, effective February 18, 1999, as amended, pursuant to which RSA paid Mr. Bidzos $20,000 per month plus expenses (including benefit coverage) for his services as a consultant to RSA. The Consulting Agreement had a two-year term and expired on February 18, 2001.

Compensation of Executive Officers

  Employment Agreements

      RSA is a party to an Employment Agreement, dated as of April 1, 2000, with Arthur W. Coviello, Jr., providing for the employment of Mr. Coviello as RSA’s President and Chief Executive Officer and as a member of RSA’s Board of Directors. The agreement provides for a two-year term ending on March 31, 2002, after which the agreement renews automatically for successive one-year terms until either party gives written notice of non-renewal at least 90 days before the expiration of the then-current term. The agreement provides for an annual base salary of not less than $318,000, as well as annual bonuses upon the satisfaction of agreed-upon goals and objectives. The agreement also provides that Mr. Coviello is entitled to receive the same standard employment benefits as other RSA executives. If Mr. Coviello is terminated other than for cause (as defined therein), he will be entitled to receive severance payments equal to 24 months’ base salary, acceleration of all stock options and full medical and insurance benefits for 24 months after termination. In the event of a change in control of RSA (as defined therein), if Mr. Coviello chooses to leave RSA’s management within 18 months after the effective date of such change of control, he will be entitled, at his election, to receive, subject to certain limitations, a lump sum payment equal to two times his then current monthly base salary for a 12-month period. In addition, he will receive acceleration of all stock options upon a change in control of RSA.

      RSA is also a party to a Second Amended and Restated Employment Agreement, dated as of April 1, 2000, with Charles R. Stuckey, Jr., providing for the employment of Mr. Stuckey as Chairman of RSA’s Board of Directors and President of RSA Investments Inc., a wholly owned subsidiary of RSA. The agreement provides for a one-year term ending on March 31, 2001, after which the agreement renews automatically for successive 90-day terms until either party gives written notice of non-renewal at least 60 days before the expiration of the then-current term. The agreement provides for an annual base salary of not less than $318,000, as well as annual bonuses upon the satisfaction of agreed-upon goals and objectives. The agreement also provides that Mr. Stuckey is entitled to receive the same standard employment benefits as other RSA executives. If Mr. Stuckey is terminated other than for cause (as defined therein) after March 31, 2001, he will be entitled to receive severance payments equal to 12 months’ base salary, acceleration of all stock options and full medical and insurance benefits until death, and the parties will negotiate in good faith regarding the retention of Mr. Stuckey as a consultant to RSA for a one-year period. If Mr. Stuckey is terminated other than for cause on or before March 31, 2001, he will be entitled to the severance benefits described above, except that his severance payments will equal 24 months’ base salary. In the event of a change in control of RSA (as defined therein), if Mr. Stuckey chooses to leave RSA’s management within 18 months after the effective date of such change of control, he will be entitled, at his election, to receive, subject to certain limitations, a lump sum payment equal to two times his then current monthly base salary for a 12-month period. In addition, he will receive acceleration of all stock options upon a change in control of RSA.

  Noncompetition Agreements

      Dr. Adams and Messrs. Coviello, Kennedy, Stuckey and Uniejewski have entered into noncompetition agreements with RSA. Pursuant to the terms of the noncompetition agreements, each of Dr. Adams and Messrs. Coviello, Kennedy, Stuckey and Uniejewski has agreed, through the first anniversary of the date of termination of his respective employment with RSA, not to engage in any business activity that is directly or indirectly in competition with RSA in the United States with any of the products or services being developed, provided or sold by RSA at such time. Furthermore, each of these officers has agreed that he will not, directly or indirectly, employ any person who is employed by RSA at any time during the term of the noncompetition agreement, or in any manner seek to induce any such person to leave his or her employment with RSA.

  2000 Deferred Compensation Plan

      In March 2000, RSA adopted the 2000 Deferred Compensation Plan. Pursuant to the Deferred Compensation Plan, certain RSA executives may elect to defer up to 75% of base salary, up to 100% of annual bonus and up to the number of “Gain Shares,” as defined therein, acquired upon exercise of RSA employee stock options, which amounts are placed into a trust established thereunder. Upon the earlier of (1) the expiration of a number of full years, not fewer than three, determined by the participant, or (2) the participant’s retirement, termination, death or disability, deferred amounts will be paid to the participant or his or her beneficiaries, heirs or estate.

  Summary Compensation

      The following table sets forth certain information with respect to the annual and long-term compensation of each Named Executive Officer for the three years ended December 31, 2000.

Summary Compensation Table

				Long-Term
				Compensation

				Awards

				Number of
		Annual Compensation		Shares	All Other
				Underlying	Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	Options(#)	($)(1)

Arthur W. Coviello, Jr.	2000	$318,000	$286,200	350,000	$5,501
President and Chief	1999	228,750	125,813	337,500	4,334
Executive Officer(2)	1998	200,000	0	0	6,293

Charles R. Stuckey, Jr.	2000	318,000	286,200	125,000	4,224
Chairman of the Board and	1999	254,519	190,889	337,500	3,081
President, RSA Investments Inc.(2)	1998	231,000	0	0	8,384

John Adams, Ph.D.	2000	211,500	126,900	0	5,501
Senior Vice President and	1999	199,500	79,800	75,000	4,334
Chief Technology Officer	1998	190,000	10,000	253,100 (3)	7,479

John F. Kennedy(4)	2000	190,000	114,000	50,000	4,315
Senior Vice President,	1999	73,333	29,333	250,000	0
Finance and Operations, and
Chief Financial Officer

Scott T. Schnell	2000	225,000	135,000	75,000	4,813
Senior Vice President,	1999	196,500	78,600	175,000	3,537
Marketing and Corporate Development	1998	166,458	25,000	165,000 (5)	4,564

Joseph Uniejewski(4)	2000	215,000	129,000	75,000	5,501
Senior Vice President,	1999	173,635	56,564	150,000	1,085
Engineering and Customer Support

(1)	Amounts shown in this column for 2000 represent the aggregate value of RSA’s contributions on behalf of the Named Executive Officers to RSA’s 401(k) savings plan ($3,501 for Dr. Adams, $3,501 for Mr. Coviello, $2,315 for Mr. Kennedy, $2,813 for Mr. Schnell, $2,224 for Mr. Stuckey and $3,501 for Mr. Uniejewski) and RSA’s Profit Sharing Plan ($2,000 for each Named Executive Officer).

(2)	Mr. Stuckey also served as Chief Executive Officer of RSA until January 2000, when Mr. Coviello was elected Chief Executive Officer.

(3)	Represents options granted to Dr. Adams in replacement of options that were cancelled and repriced in connection with RSA’s option repricing program in August 1998.

(4)	Messrs. Kennedy and Uniejewski did not serve as executive officers of RSA during 1998.

(5)	65,000 of such shares represent options granted to Mr. Schnell in replacement of options that were cancelled and repriced in connection with RSA’s option repricing program in August 1998.

  Option Grants

      The following table sets forth certain information concerning grants of stock options during the year ended December 31, 2000 to each Named Executive Officer. RSA granted no stock appreciation rights during 2000.

Option Grants in Last Fiscal Year

	Individual Grants

		Percent of			Potential Realizable
		Total			Value at Assumed
	Number of	Options			Annual Rates of Stock
	Shares	Granted To	Exercise		Price Appreciation for
	Underlying	Employees in	Price Per		Option Term($)(2)
	Options	Fiscal Year	Share	Expiration
Name	Granted(#)	(%)	($)(1)	Date(1)	5%	10%

Arthur W. Coviello, Jr.	200,000	3.4%	$53.50	10/24/08	$4,014,996	$9,293,958
	150,000	2.6	43.00	11/29/08	2,420,255	5,602,433

Charles R. Stuckey, Jr.	125,000	2.1	53.50	10/24/08	2,509,372	5,808,724

John Adams	0	0.0	—	—	—	—

John F. Kennedy	50,000	0.9	43.00	11/29/08	806,752	1,867,478

Scott T. Schnell	75,000	1.3	43.00	11/29/08	1,210,127	2,801,216

Joseph Uniejewski	75,000	1.3	43.00	11/29/08	1,210,127	2,801,216

(1)	Each option becomes exercisable with respect to 25% of the shares subject thereto on the first anniversary of the option grant and with respect to the remaining shares in 12 equal installments at the end of each three-month period thereafter. No installment is exercisable after the fourth anniversary of the vesting date of such installment. Options generally terminate three months after termination of the executive officer’s employment with RSA or the expiration date, whichever occurs earlier. The exercise price of each option is the closing price of the Common Stock on the Nasdaq National Market on the date of grant, which was determined by the Board of Directors to be the fair market value of the Common Stock on the date of grant.

(2)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock, the optionholder’s continued employment through the option period, and the date on which the options are exercised.

  Aggregated Option Exercises and Year-End Option Table

      The following table summarizes certain information regarding stock options exercised during the year ended December 31, 2000 and stock options held as of December 31, 2000 by each Named Executive Officer.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

			Number of Shares
			Underlying
			Unexercised	Value of Unexercised
			Options at Fiscal	In-the-Money Options at
	Number of		Year End(#)	Fiscal Year End($)(2)
	Shares	Value
	Acquired on	Realized	Exercisable/	Exercisable/
Name	Exercise(#)	($)(1)	Unexercisable	Unexercisable

Arthur W. Coviello, Jr.	45,000	$2,347,031	316,355/577,344	$11,624,579/$7,028,913

Charles R. Stuckey, Jr.	40,000	1,256,063	270,155/352,345	7,342,498/ 5,547,690

John Adams	85,288	4,514,482	58,123/ 79,689	1,874,046/ 2,016,968

John F. Kennedy	37,499	1,620,648	34,375/228,126	593,984/ 4,685,110

Scott T. Schnell	35,000	2,403,184	79,976/269,689	2,061,034/ 5,131,309

Joseph Uniejewski	46,875	2,387,009	32,812/257,813	783,771/ 6,533,807

(1)	Represents the difference between the exercise price and the fair market value of the Common Stock on the date of exercise.

(2)	Value based on the last sales price per share ($52.875) of the Common Stock on December 29, 2000, as reported on the Nasdaq National Market, less the exercise price.

Compensation Committee Report on Executive Compensation

      The Compensation Committee is responsible for recommending compensation policies with respect to RSA’s executive officers, and for making decisions about awards under certain of RSA’s stock-based compensation plans. During 2000, each member of the Committee was a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). This report addresses RSA’s compensation policies for 2000 as they affected the Chief Executive Officer and RSA’s other executive officers, including the Named Executive Officers.

  Compensation Policies

      The Compensation Committee’s executive compensation policies are designed to provide competitive compensation opportunities, reward executives consistently with RSA’s performance, recognize individual performance and responsibility, underscore the importance of stockholder value creation and assist RSA in attracting and retaining qualified executives. The principal elements of compensation the Compensation Committee employs to meet these objectives are base salaries, annual cash incentives and long-term stock-based incentives.

      The Compensation Committee bases all executive compensation decisions on a detailed review of many factors that the Committee believes are relevant, including external competitive data, RSA’s achievements over the past year, the individual’s contributions to RSA’s success, any significant changes in the individual’s role or responsibility, and the internal equity of compensation relationships.

      In general, the Compensation Committee intends that the overall total compensation opportunities provided to the executive officers should reflect competitive compensation for executives with corresponding responsibilities in comparable firms providing similar products and services. To the extent determined to be appropriate, the Compensation Committee also considers general economic conditions, RSA’s financial performance, and the individual’s performance in establishing the compensation opportunities of the executive officers. Total compensation opportunities for the executive officers are adjusted over time as necessary to meet this objective. Actual compensation earned by the executive officers reflects both their contributions to RSA’s actual stockholder value creation and RSA’s actual financial performance.

      The Compensation Committee regularly assesses, with the assistance of RSA’s outside compensation consultants, the competitiveness of RSA’s total compensation program — including base salaries, annual cash incentives and long-term stock-based incentives. Data for external comparisons are drawn from a number of sources, including the publicly available disclosures of selected comparable firms with similar products and national compensation surveys of information technology firms of similar size.

      While the targeted total compensation levels for the executive officers are intended to be competitive, compensation paid in any particular year may be more or less than the average, depending upon RSA’s actual performance.

  Base Salary

      The Compensation Committee reviews base salaries for all executive officers, including the Chief Executive Officer, on an annual basis. In determining appropriate base salaries, the Compensation Committee considers external competitiveness, the roles and responsibilities of the individual, the internal equity of compensation relationships and the contributions of the individual to RSA’s success.

  Annual Cash Incentive Opportunities

      Because RSA believes that executives should be rewarded for their contributions to the success and profitability of its business, the Compensation Committee approves annual cash incentive awards for the executives. RSA links incentive awards to the achievement of revenue and net income goals by RSA. All executive officers, including the Chief Executive Officer, are eligible to participate in this program.

  Long-Term Stock-Based Incentives

      The Compensation Committee also believes that it is essential to link executive and stockholder interests. Therefore, from time to time the Compensation Committee grants stock options to executive officers and other employees under RSA’s stock plans. In determining actual awards, the Compensation Committee considers the external competitive market, the contributions of the individual to RSA’s success, and the need to retain the individual over time. All executive officers, including the Chief Executive Officer, are eligible to receive awards under RSA’s stock plans.

      Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to its Named Executive Officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. RSA has limited the number of shares with respect to which stock options may be granted to an RSA employee in any calendar year in a manner that complies with the performance-based requirements of Section 162(m). Nevertheless, there can be no assurance that compensation attributable to stock options granted under the 1994 Stock Option Plan, as amended — 1998 Restatement, as amended, will be exempted from Section 162(m). While the Compensation Committee does not currently intend to qualify its annual base salary or cash incentive awards as performance-based compensation under Section 162(m), it will continue to monitor the impact of Section 162(m) on RSA.

  2000 Compensation

      Base salaries paid in 2000 for all executive officers reflect the Compensation Committee’s review of external competitiveness, the roles and responsibilities of the individuals, the internal equity of compensation relationships and the contributions of the individual.

      In January 2000, Mr. Stuckey resigned as RSA’s Chief Executive Officer, and RSA’s Board of Directors appointed Mr. Coviello to the position of Chief Executive Officer. Mr. Stuckey remained as the Chairman of the Board of Directors and was appointed President of RSA Investments Inc., a wholly owned subsidiary of

RSA. Effective January 2000, the Compensation Committee increased the base salary of Messrs. Stuckey and Coviello by six percent as an annual cost of living adjustment. Because the Compensation Committee believes that the base salary of RSA’s Chief Executive Officer during 2000 was competitive with the base salaries of comparable executives of comparable firms, the Committee did not further adjust the Chief Executive Officer’s salary during 2000.

      Annual cash incentives paid to the executive officers for 2000 were determined in conjunction with the Compensation Committee’s assessment of RSA’s performance with respect to predetermined objectives as outlined above. Because RSA’s performance during 2000 met or exceeded the objectives determined by the Compensation Committee, the Committee decided to award each executive officer the maximum amount of the cash incentive that he or she was entitled to earn for 2000.

      Stock options awarded in 2000 to the executive officers were based on an assessment of individual contribution, RSA’s success and competitive practice, and were intended to help retain the executives over time and to provide rewards consistent with stockholder returns. Accordingly, all options granted in 2000 vest ratably over a predetermined period of time, with an exercise price equal to the fair market value on the date of the grant. With respect to these grants, no compensation will be earned unless the share price increases beyond the grant price, thereby creating stockholder returns. In addition, all stock option agreements evidencing stock option grants to executive officers provide that if there is a change of control of RSA and within one year following the change of control either (1) RSA or its successor terminates the executive officer other than for cause or (2) the executive officer voluntarily terminates because of a material diminution of his or her position or responsibilities or a relocation of his or her principal place of business by more than 50 miles, then the stock option becomes immediately exercisable in full. The Compensation Committee believes that this change of control provision enhances the retention of key executives by making RSA’s compensation plan more competitive with those of RSA’s peers.

Joseph B. Lassiter, III, Chairman
Taher Elgamal
James K. Sims

Certain Relationships and Related Transactions

      During 2000, D. James Bidzos, the Vice Chairman of the Board of Directors of RSA, was party to a Consulting Agreement with RSA, effective February 18, 1999, as amended. See “Director Compensation.”

      In August 2000, RSA made an interest free loan in the amount of $400,000 to Thomas L. Schuster, an executive officer of RSA, in connection with Mr. Schuster’s relocation from Europe to the United States. Mr. Schuster repaid the loan in full in November 2000.

      During 2000, Gen3 Partners, Inc. provided consulting services to RSA, for which RSA paid Gen3 Partners a total of $311,350. James K. Sims, a director of RSA, is Chief Executive Officer, Chairman of the Board of Directors and a controlling stockholder of Gen3 Partners.

Comparative Stock Performance

      The graph below compares the cumulative total stockholder return on the Common Stock for the period from December 31, 1995 through December 31, 2000 with the cumulative total return on (1) Standard and Poor’s SmallCap 600 Index and (2) JP Morgan Hambrecht & Quist’s Growth Index. The comparison assumes the investment of $100 on December 31, 1995 in the Common Stock and in each of the indices and, in each case, assumes reinvestment of all dividends.

      On February 7, 2001, the last reported sale price of RSA’s Common Stock on the Nasdaq National Market was $58.00.

PROPOSAL 2 — APPROVAL OF AMENDMENT TO THE

1994 DIRECTOR STOCK OPTION PLAN

      On January 17, 2001, the Board of Directors adopted resolutions, subject to stockholder approval, approving an amendment (the “Director Plan Amendment”) to RSA’s 1994 Director Stock Option Plan, as amended (the “Director Plan”), to increase the size of automatic stock option grants to eligible directors thereunder. As of January 24, 2001, 407,000 shares of Common Stock were available for grant under the Director Plan. Upon his or her initial election to the Board of Directors, each eligible director is entitled to receive options under the Director Plan to purchase shares of Common Stock covering the number of shares of Common Stock determined by multiplying (1) a baseline number of shares (the “Baseline Number”) by (2) the quotient of (x) the number of whole calendar months between the option grant date and the date of the next annual meeting of stockholders and (y) 12. In addition, each eligible director receives annual options under the Director Plan to purchase the Baseline Number of shares of Common Stock on the date of each annual meeting of stockholders, so long as such director continues to serve as director immediately after such annual meeting. The Director Plan Amendment would increase the Baseline Number from 12,000 to 30,000 shares.

      The Board has adopted the Director Plan Amendment because RSA believes that its compensation of non-employee directors before such adoption was not competitive with the director compensation provided by comparable firms providing similar products and services. RSA believes that its level of director compensation needs to be competitive in order to attract and retain qualified directors.

      The Board of Directors believes that the approval of the Director Plan Amendment is in the best interests of RSA and its stockholders and recommends a vote in favor of this proposal.

Summary of the Director Plan

      Members of RSA’s Board of Directors who are not employees of RSA or any subsidiary of RSA are eligible to receive nonstatutory options under the Director Plan to purchase shares of Common Stock.

      Upon his or her initial election to the Board of Directors and on the date of each annual meeting of stockholders, each eligible director is entitled to receive options under the Director Plan as set forth above. Options to purchase 12,000 shares of Common Stock at an exercise price of $49.6719 per share were granted under the Director Plan to each of Messrs. Badavas, Bidzos, Earnest, Lassiter and Sims and Dr. Elgamal on April 19, 2000, the date of RSA’s 2000 Annual Meeting of Stockholders. An option to purchase 3,000 shares of Common Stock at an exercise price of $69.25 per share was granted to Mr. Badavas on January 21, 2000, the date of his election to RSA’s Board of Directors.

      All options granted under the Director Plan vest in full immediately on the date of grant. The exercise price of options granted under the Director Plan equals the closing price of the Common Stock on the date of grant on the Nasdaq National Market (or such other nationally recognized exchange or trading system if the Common Stock is no longer traded on the Nasdaq National Market).

      Except as otherwise provided by the Board of Directors, optionees generally may not transfer options granted under the Director Plan except by will or by the laws of descent and distribution. If an optionee ceases to serve as a director, he or she has 60 days after the date on which he or she ceases to so serve to exercise each option for the portion then exercisable, except that if the optionee ceases to serve as a director because of his or her death or disability, then the optionee, or his or her administrator, executor or heirs, may exercise the exercisable portion of the option for up to 180 days following the date the optionee ceased to serve as a director. No option is exercisable after the expiration of ten years from the date of grant.

      As of January 24, 2001, RSA had six non-employee directors who were eligible to participate in the Director Plan. From the initial adoption of the Director Plan through January 24, 2001, options to purchase an aggregate of 15,000 shares thereunder had been granted to Robert P. Badavas; options to purchase an aggregate of 24,000 shares thereunder had been granted to D. James Bidzos; options to purchase an aggregate of 76,000 shares thereunder had been granted to Richard L. Earnest; options to purchase an aggregate of 25,000 shares thereunder had been granted to Taher Elgamal; options to purchase an aggregate of 57,000 shares thereunder had been granted to Joseph B. Lassiter, III; and options to purchase an aggregate of 42,000 shares thereunder had been granted to James K. Sims.

      The Board of Directors administers the Director Plan. Grants of stock options under the Director Plan and the amount and nature of the awards to be granted are automatic in accordance with the provisions of the Director Plan. However, the Board of Directors resolves all questions concerning interpretation of the Director Plan or any options granted thereunder. The Board of Directors is required to make appropriate adjustments in connection with the Director Plan and any outstanding grants to reflect stock dividends, stock splits and certain other events, including mergers. Subject to the provisions of the Director Plan, the Board of Directors may modify or amend outstanding options, and may amend, suspend, terminate or discontinue the Director Plan.

Federal Income Tax Consequences

      The following is a summary of the United States federal income tax consequences that generally arise with respect to the grant and exercise of stock options under the Director Plan and with respect to the sale of Common Stock acquired under the Director Plan. It does not address the specific circumstances surrounding any particular awards, including the implications of participating in any RSA deferred compensation plan.

  Tax Consequences to Directors

      A director will not recognize taxable income upon the grant of an option under the Director Plan. However, a director will generally recognize ordinary compensation income upon the exercise of the option in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option (the “Option Stock”) on the Exercise Date over the exercise price.

      A director will have a tax basis for any Option Stock equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling Option Stock, a director will generally recognize capital gain or loss in an amount equal to the difference between the sale price of the Option Stock and the director’s tax basis in the Option Stock. This capital gain or loss will be a long-term capital gain or loss if the director has held the Option Stock for more than one year before the date of sale and will be a short-term capital gain or loss if the director has held the Option Stock for a shorter period.

  Tax Consequences to RSA

      The grant of a stock option under the Director Plan will have no tax consequences to RSA, except that RSA will generally be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a director under the Director Plan.

PROPOSAL 3 — APPROVAL OF AMENDMENT TO

1994 EMPLOYEE STOCK PURCHASE PLAN

      On January 17, 2001, the Board of Directors adopted resolutions, subject to stockholder approval, approving an amendment (the “Purchase Plan Amendment”) to RSA’s 1994 Employee Stock Purchase Plan, as amended (the “Purchase Plan”), to increase the number of shares of Common Stock authorized for issuance under the Purchase Plan from 1,000,000 to 1,400,000 shares. As of January 24, 2001, 452,371 shares of Common Stock were available for issuance under the Purchase Plan. The Board has adopted the Purchase Plan Amendment because the number of shares currently available under the Purchase Plan may be insufficient to satisfy RSA’s expected 2001 share requirements thereunder.

      The Board of Directors believes that the approval of the Purchase Plan Amendment is in the best interests of RSA and its stockholders and recommends a vote in favor of this proposal.

Summary of the Purchase Plan

      The Purchase Plan qualifies as an “employee stock purchase plan” under Section 423 of the Code. All RSA employees, including RSA’s directors who are also employees and the employees of any participating subsidiaries, whose customary employment is more than 20 hours per week and more than five months in any calendar year and who have been employed by RSA or a participating subsidiary for at least three months, are eligible to participate in the Purchase Plan. Employees who would immediately after the grant own 5% or more of the total combined voting power or value of the stock of RSA or any subsidiary are not eligible to participate. As of January 24, 2001, approximately 970 of RSA’s employees were eligible to participate in the Purchase Plan.

      On the first day of a designated payroll deduction period (the “Offering Period”), RSA grants to each eligible employee who has elected to participate in the Purchase Plan an option to purchase shares of Common Stock as follows: the employee may authorize RSA to deduct from his or her regular pay a whole percentage from 1% to 10% of such pay during the Offering Period. On the last day of the Offering Period, the employee is deemed to have exercised the option, at the option exercise price, to the extent of accumulated payroll deductions. Under the terms of the Purchase Plan, the option price is an amount equal to 85% of the fair market value per share of the Common Stock on either the first day or the last day of the Offering Period, whichever is lower. In no event may an employee purchase in any one Offering Period a number of shares that is more than 15% of the employee’s annual base pay for the Offering Period divided by 85% of the market value of a share of the Common Stock on the commencement date of the Offering Period. No employee may be granted an option under the Purchase Plan that permits him or her to purchase more than $25,000 of

RSA’s stock (based on the fair market value of such stock on the commencement date of the Offering Period) in any calendar year. The Compensation Committee may, in its discretion, choose an Offering Period of 12 months or less for each offering or choose a different Offering Period for each offering.

      If an employee is not a participant on the last day of the Offering Period, such employee is not entitled to exercise any option, and the amount of such employee’s accumulated payroll deductions are refunded. In the event of such employee’s death, the refund is paid to the employee’s designated beneficiary, the executor or administrator of such employee’s estate, or, in the absence of a designated beneficiary, executor or administrator, to such other persons as RSA may designate. An employee may on one occasion during an Offering Period withdraw all or part of the employees balance accumulated in his or her payroll deduction account. If an employee withdraws all of such balance, then he or she may not participate again during the remainder of the Offering Period.

      Because participation in the Purchase Plan is voluntary, RSA cannot now determine the number of shares of Common Stock to be purchased by any particular individual or group. Each of the persons or groups of persons listed below has purchased the following aggregate number of shares of Common Stock under the Purchase Plan (1) during the period from the initial adoption of the Purchase Plan through January 24, 2001, and (2) during 2000:

Purchase Plan

	Number of
	Shares since
	Adoption of	Number of Shares
Name and Position	Plan	during 2000

Arthur W. Coviello, Jr.	4,301	1,015
President and Chief Executive Officer

Charles R. Stuckey, Jr.	5,767	1,045
Chairman of the Board and President, RSA
Investments Inc.

John Adams, Ph.D.	0	0
Senior Vice President and
Chief Technology Officer

John F. Kennedy	95	95
Senior Vice President, Finance and Operations, and Chief Financial Officer

Scott T. Schnell	3,522	892
Senior Vice President, Marketing and Corporate Development

Joseph Uniejewski	1,366	838
Senior Vice President, Engineering and Customer Support

All current executive officers of RSA as a group	24,948	6,613

All current directors who are not executive officers of RSA as a group	1,087	0

Associates of any director or executive officer of RSA	0	0

All employees of RSA who are not executive officers as a group	521,594	109,580

Federal Income Tax Consequences

      The following is a summary of the United States federal income tax consequences that generally arise with respect to purchases made under the Purchase Plan and with respect to the sale of Common Stock acquired under the Purchase Plan. It does not address the specific circumstances surrounding any particular awards, including the implications of participating in any RSA deferred compensation plan.

  Tax Consequences to Participants

      In general, a participant will not recognize taxable income upon enrolling in the Purchase Plan or purchasing shares of Common Stock at the end of an offering. Instead, if a participant sells Common Stock acquired under the Purchase Plan at a sale price that exceeds the price at which the participant purchased the Common Stock, then the participant will recognize taxable income in an amount equal to the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock. A portion of that taxable income will be ordinary income, and a portion may be capital gain.

      If the participant sells the Common Stock more than one year after acquiring it and more than two years after the date on which the offering commenced (the “Grant Date”) and if the sale price of the Common Stock is higher than the price at which the participant purchased the Common Stock, then the participant will recognize ordinary compensation income in an amount equal to the lesser of:

(i)	15% of the fair market value of the Common Stock on the Grant Date; and

(ii)	the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock.

      Any further income will be long-term capital gain. If the sale price of the Common Stock is less than the price at which the participant purchased the Common Stock, then the participant will recognize long-term capital loss in an amount equal to the excess of the price at which the participant purchased the Common Stock over the sale price of the Common Stock.

      If the participant sells the Common Stock within one year after acquiring it or within two years after the Grant Date (a “Disqualifying Disposition”), then the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the price at which the participant purchased the Common Stock. The participant will also recognize capital gain in an amount equal to the excess of the sale price of the Common Stock over the fair market value of the Common Stock on the date that it was purchased, or capital loss in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the sale price of the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Common Stock for more than one year before the date of the sale and will be a short-term capital gain or loss if the participant has held the Common Stock for a shorter period.

  Tax Consequences to RSA

      The offering of Common Stock under the Purchase Plan will have no tax consequences to RSA. Moreover, in general, neither the purchase nor the sale of Common Stock acquired under the Purchase Plan will have any tax consequences to RSA except that RSA will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon making a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

PROPOSAL 4 — RATIFICATION OF THE APPOINTMENT OF AUDITORS

      The Board of Directors has selected Deloitte & Touche LLP as RSA’s auditors for the year ending December 31, 2001, subject to ratification by stockholders at the Meeting. If the stockholders do not ratify the selection of Deloitte & Touche, the Board of Directors will reconsider the matter. A representative of Deloitte & Touche, which served as RSA’s auditors for the year ended December 31, 2000, is expected to be present at the Meeting to respond to appropriate questions, and to make a statement if he or she so desires.

      The following table sets forth certain information concerning fees paid to Deloitte & Touche for professional services rendered to RSA during the year ended December 31, 2000. The Audit Committee of

RSA’s Board of Directors believes that the provision of the professional services described in notes (2) and (3) below is compatible with maintaining Deloitte & Touche’s independence.

	Financial Information
	Systems Design and
Audit Fees(1)	Implementation Fees(2)	All Other Fees(3)

$391,200	$0	$1,653,975

(1)	Represents aggregate fees paid to Deloitte & Touche for the audit of RSA’s annual financial statements and for reviewing the financial statements included in RSA’s Quarterly Reports on Form 10-Q.

(2)	Represents aggregate fees paid to Deloitte & Touche for designing and implementing information systems, local area networks and/or hardware or software systems that generate information underlying or significant to financial statements.

(3)	Represents aggregate fees paid to Deloitte & Touche for services rendered other than the services described in notes (1) and (2) above.

Audit Committee Report

      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities to stockholders concerning RSA’s accounting and reporting practices, and to facilitate open communication among the Audit Committee, Board of Directors, independent auditors and management. Each of the members of the Audit Committee is independent as defined under the National Association of Securities Dealers’ listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors, which is attached as an appendix to this Proxy Statement.

      The Audit Committee has reviewed and discussed with RSA’s management the audited consolidated financial statements of RSA for the fiscal year ended December 31, 2000. The Audit Committee has discussed with Deloitte & Touche LLP, RSA’s independent public auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Audit Committee has discussed the independence of Deloitte & Touche LLP with representatives of that firm.

      Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that RSA’s audited financial statements be included in RSA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the SEC.

      This Audit Committee Report shall not be deemed to be incorporated by reference into any of RSA’s previous or future filings with the SEC, except as otherwise explicitly specified by RSA in any such filing.

Richard L. Earnest, Chairman
Robert P. Badavas

STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

      Any proposal that an RSA stockholder wishes to be considered for inclusion in RSA’s proxy statement and proxy card for RSA’s 2002 Annual Meeting of Stockholders (the “2002 Annual Meeting”) must be submitted to RSA’s Secretary at RSA’s offices, 36 Crosby Drive, Bedford, Massachusetts 01730, no later than November 28, 2001.

      If an RSA stockholder wishes to present a proposal before the 2002 Annual Meeting, but does not wish to have the proposal considered for inclusion in RSA’s proxy statement and proxy card, such stockholder must also give written notice to RSA’s Secretary at the address noted above. The Secretary must receive such notice no less than 60 days nor more than 90 days before the 2002 Annual Meeting, except that if less than

70 days’ notice or prior public disclosure of the date of the 2002 Annual Meeting is given or made, notice by the stockholder must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. If a stockholder fails to provide timely notice of a proposal to be presented at the 2002 Annual Meeting, the proxies designated by the Board of Directors of RSA will have discretionary authority to vote on any such proposal.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires RSA’s directors, executive officers and holders of more than 10% of the Common Stock (“Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of RSA. Based solely on its review of copies of Section 16(a) reports filed by the Reporting Persons furnished to RSA, RSA believes that all of the Reporting Persons other than Massachusetts Financial Services Company (“MFSC”) complied with all Section 16(a) filing requirements during 2000. Although MFSC has filed with the SEC a Schedule 13G reporting ownership of more than 10% of RSA’s outstanding Common Stock (see “Security Ownership of Certain Beneficial Owners and Management”), RSA has not received copies of any Section 16(a) reports with respect to MFSC’s ownership.

OTHER MATTERS

      The Board of Directors knows of no other business that will be presented for consideration at the Meeting other than that described in this Proxy Statement. However, if any other business should come before the Meeting, the persons named in the enclosed proxy card intend to vote or otherwise act in accordance with their best judgment on such matters.

      RSA will bear the costs of soliciting proxies. In addition to solicitations by mail, RSA’s directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, facsimile, e-mail and personal interviews. RSA will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies. RSA will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution. RSA has also retained MacKenzie Partners, Inc., at an estimated cost of $5,000 plus reimbursement of expenses, to assist in the solicitation of proxies by telephone and mail.

      Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card and return it in the accompanying envelope. Your prompt response will greatly facilitate arrangements for the Meeting, and your cooperation is appreciated. Stockholders who attend the Meeting may vote their shares personally even though they have sent in their proxy cards.

By Order of the Board of Directors,

Margaret K. Seif, Secretary

March 28, 2001

SDMCM-PS-2001

APPENDIX A

RSA SECURITY INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 27, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND
SHOULD BE RETURNED AS SOON AS POSSIBLE

The undersigned, having received notice of the Annual Meeting of Stockholders and the Board of Directors’ proxy statement therefor, and revoking all prior proxies, hereby appoint(s) Charles R. Stuckey, Jr., Arthur W. Coviello, Jr. and Margaret K. Seif, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of RSA SECURITY INC. (the “Company”) to be held on Friday, April 27, 2001 at 11:00 a.m. at the offices of the Company, 36 Crosby Drive, Bedford, Massachusetts, and any adjournments thereof, and there to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company that the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present. None of the following proposals is conditioned upon the approval of any other proposal.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. If no direction is given with respect to any election to office or proposal, this proxy will be voted as recommended by the Board of Directors. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned revokes this proxy in writing.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE “FOR” EACH OF THE DIRECTOR NOMINEES AND “FOR” PROPOSALS 2 THROUGH 4.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES AND A VOTE “FOR” PROPOSALS 2 THROUGH 4.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

Has your address changed? Do you have any comments?

RSA SECURITY INC.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

Mark box at right if you plan to attend the meeting. [ ]

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

1.	To elect the following nominees for Class I Director to serve for the ensuing three years (except as marked below):

Joseph P. Lassiter, III Charles R. Stuckey, Jr.

[ ] FOR ALL NOMINEES       [ ] WITHHOLD       [ ] FOR ALL EXCEPT

NOTE: If you do not wish your shares voted “For” a particular nominee, mark the “For All Except” box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2.	To approve an amendment to the Company’s 1994 Director Stock Option Plan, as amended, to increase the size of the automatic stock option grants to eligible outside directors thereunder.

      [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

3.	To approve an amendment to the Company’s 1994 Employee Stock Purchase Plan, as amended, to increase the number of shares of Common Stock authorized for issuance thereunder from 1,000,000 to 1,400,000 shares.

      [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

4.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent public auditors for the year ending December 31, 2001.

      [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

RECORD DATE SHARES:

Please be sure to sign and date this Proxy.       Date: ______________________

___________________________________ Stockholder sign here

___________________________________ Co-owner sign here

DETACH CARD

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2.	Call the toll-free number
1-877-PRX-VOTE (1-877-779-8683).
There is NO CHARGE for this call.

3.	Enter your Control Number located on your Proxy Card.

4.	Follow the recorded instructions.

Your vote is important!
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3.	Enter your Control Number located on your Proxy Card.

4.	Follow the instructions provided.

Your vote is important!
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Do not return your Proxy Card if you are voting by Telephone or Internet

APPENDIX B

RSA SECURITY INC.

1994 DIRECTOR STOCK OPTION PLAN

1.	Purpose.

      The purpose of this 1994 Director Stock Option Plan (the “Plan”) of RSA Security Inc. (the “Company”) is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company’s future progress and to provide them with a further incentive to remain as directors of the Company.

2.	Administration.

      The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions concerning interpretation of the Plan or any options granted under it shall be resolved by the Board of Directors and such resolution shall be final and binding upon all persons having an interest in the Plan.

3.	Participation in the Plan.

      Directors of the Company who are not full-time employees of the Company or any subsidiary of the Company (“outside directors”) shall be eligible to receive options under the Plan.

4.	Stock Subject to the Plan.

      (a) The maximum number of shares of the Company’s Common Stock, par value $.01 per share (“Common Stock”), which may be issued under the Plan shall be 75,000 shares (after giving effect to the Company’s one-for-two reverse stock split effective as of October 24, 1994), subject to adjustment as provided in Section 7.

      (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares covered by the unexercised portion of such option shall again become available for issuance pursuant to the Plan.

      (c) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

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5.	Terms, Conditions and Form of Options.

      Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

      (a) Option Grant Dates. Options shall automatically be granted to all eligible outside directors as follows:

(i) each person who is an eligible outside director on the closing date (the “Closing Date”) of the Company’s initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, shall be granted an option to purchase the Pro Rata Number of shares of Common Stock calculated pursuant to Section 5(b) on the Closing Date;

(ii) each person who first becomes an eligible outside director after the Closing Date shall be granted an option to purchase the Pro Rata Number of shares of Common Stock calculated pursuant to Section 5(b) on the date of his or her initial election to the Board of Directors, provided that such eligible director is elected on a date other than the date of an Annual Meeting of Stockholders; and

(iii) each eligible outside director shall be granted an additional option to purchase 3,000 shares of Common Stock on the date of each Annual Meeting of Stockholders of the Company commencing with the 1995 Annual Meeting of Stockholders, provided that he or she continues to serve as a director immediately following such Annual Meeting.

      (b) Shares Subject to Option. Each option described in clauses (i) and (ii) of Section 5(a) shall be for such number (and if such number is not a whole number, rounded up to the nearest whole number) of shares of Common Stock (the “Pro Rata Number”), if any, as is determined by multiplying (x) 3,000 by (y) the quotient of (A) the number of whole calendar months between the applicable Option Grant Date and the date of the next Annual Meeting of Stockholders (which, for purposes of the Plan, shall be assumed to occur in the month of May) and (B) 12. For example, if an eligible outside director were first elected on October 15th, he or she would receive an option to purchase 1,500 shares of Common Stock (3,000 x (6 (the number of whole calendar months between the Option Grant Date and May (i.e., November through April)) ÷ 12)).

      (c) Option Exercise Price. The option exercise price per share for each option described in clause (i) of Section 5(a) shall be equal to the reported last sale price of the Common Stock on the Nasdaq National Market on the Closing Date. The option exercise price per share for each option described in clauses (ii) and (iii) of Section 5(a) shall be determined as follows: (i) if the Common Stock is listed on the Nasdaq National Market or another nationally recognized exchange or trading system as of the Option Grant Date, the option exercise price shall be deemed to be the lesser of (x) the reported last sale price per share of Common Stock thereon on such date (or if no such price is reported on such date, such price on the nearest

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preceding date on which such a price is reported) or (y) the average of the reported last sales prices per share of Common Stock, as published in The Wall Street Journal, for a period of ten consecutive trading days prior to such date; and (ii) if the Common Stock is not listed on the Nasdaq National Market or another nationally recognized exchange or trading system as of the Option Grant Date, the exercise price per share shall be deemed to be the fair market value of the Common Stock as of the Option Grant Date as determined in good faith by the Board of Directors.

      (d) Options Non-Transferable. To the extent required to qualify for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any option granted under the Plan to an optionee shall not be transferable by the optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and shall be exercisable during the optionee’s lifetime only by the optionee or the optionee’s guardian or legal representative.

      (e) Vesting Period.

(i) General. Each option described in clauses (i) and (ii) of Section 5(a) shall become exercisable on the first anniversary of the Option Grant Date, and each option described in clause (iii) of Section 5(a) shall become exercisable on the earlier of (x) the first anniversary of the Option Grant Date or (y) the day prior to the fist Annual Meeting of Stockholders following the Option Grant Date; provided, however, that in each instance described herein the optionee continue to serve as a director on such dates.

(ii) Acceleration Upon Change in Control. Notwithstanding the foregoing, each outstanding option granted under the Plan shall immediately become exercisable in full in the event a Change in Control (as defined in Section 8) of the Company occurs.

      (f) Termination. Each option shall terminate, and may no longer be exercised, on the earlier of the (i) the date 10 years after the Option Grant Date or (ii) the date 60 days after the optionee ceases to serve as a director of the Company; provided that, in the event an optionee ceases to serve as a director due to his or her death or disability (within the meaning of Section 22(e)(3) of the Code or any successor provision), then the exercisable portion of the option may be exercised, within the period of 180 days following the date the optionee ceases to serve as a director (but in no event later than 10 years after the Option Grant Date), by the optionee or by the person to whom the option is transferred by will, by the laws of descent and distribution, or by written notice pursuant to Section 5(h).

      (g) Exercise Procedure. An option may be exercised only by written notice to the Company at its principal office accompanied by payment in cash of the full consideration for the shares as to which the option is exercised.

      (h) Exercise by Representative Following Death of Director. An optionee, by written notice to the Company, may designate one or more persons (and from time to time change such

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designation), including his or her legal representative, who, by reason of the optionee’s death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

6.	Limitation of Rights.

      (a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the optionee as a director for any period of time.

      (b) No Stockholders’ Rights for Options. An optionee shall have no rights as a stockholder with respect to the shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 7) for which the record date is prior to the date such certificate is issued.

7.	Adjustment Provisions for Mergers, Recapitalizations and Related Transactions.

      If, through or as a result of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split (other than the Company’s one-for-two reverse stock split effective as of October 24, 1994), or other similar transaction, (i) the outstanding shares of Common Stock are exchanged for a different number or kind of securities of the Company or of another entity, or (ii) additional shares or new or different shares or other securities of the Company or of another entity are distributed with respect to such shares of Common Stock, the Board of Directors shall make an appropriate and proportionate adjustment in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and/or (z) the price for each share subject to any then outstanding options under the Plan (without changing the aggregate purchase price for such options), to the end that each option shall be exercisable, for the same aggregate exercise price, for such securities as such optionholder would have held immediately following such event if he had exercised such option immediately prior to such event. No fractional shares will be issued under the Plan on account of any such adjustments.

8.	Change in Control.

      For purposes of the Plan, a “Change in Control” shall be deemed to have occurred only if any of the following events occurs: (i) any “person”, as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule

4

13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or (iv) individuals who, on the date on which the Plan was adopted by the Board of Directors, constituted the Board of Directors of the Company, together with any new director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who were directors on the date on which the Plan was adopted by the Board of Directors or whose election or nomination was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors.

9.	Modification, Extension and Renewal of Options.

      The Board of Directors shall have the power to modify or amend outstanding options; provided, however, that no modification or amendment may (i) have the effect of altering or impairing any rights or obligations of any option previously granted without the consent of the optionee, or (ii) modify the number of shares of Common Stock subject to the option (except as provided in Section 7).

10.	Termination and Amendment of the Plan.

      The Board of Directors may suspend, terminate or discontinue the Plan or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company, no amendment may (i) increase the number of shares subject to the Plan (except as provided in Section 7), (ii) materially modify the requirements as to eligibility to receive options under the Plan, or (iii) materially increase the benefits accruing to participants in the Plan; and provided further that the Board of Directors may not amend the provisions of Sections 3, 5(a), 5(b) or 5(c) more frequently than once every six months, other than to comply with changes in the Code or the rules thereunder.

11.	Notice.

      Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Controller of the Company and shall become effective when it is received.

12.	Governing Law.

      The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

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13.	Stockholder Approval.

      The Plan is conditional upon stockholder approval of the Plan within one year from its date of adoption by the Board of Directors. No option under the Plan may be exercised until such stockholder approval is obtained, and the Plan and all options granted under the Plan shall be null and void if the Plan is not so approved by the Company’s stockholders.

Adopted by the Board of Directors on October 4, 1994 Approved by the stockholders on October 24, 1994

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RSA SECURITY INC.

Amendment No. 1

to

1994 Director Stock Option Plan

1.	That the 1994 Director Stock Option Plan be amended to delete subsection 5(d) thereof and replace such subsection in its entirety with the following:

"(d) Transferability of Options. Except as the Board of Directors may otherwise determine or provide in the applicable option agreement, options shall not be sold, assigned, transferred, pledged or otherwise encumbered by the optionee to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee. References to an optionee, to the extent relevant in the context, shall include references to authorized transferees.”

2.	That the Director Plan be further amended to delete the phrase

”; and provided further that the Board of Directors may not amend the provisions of Sections 3, 5(a), 5(b) or 5(c) more frequently than once every six months, other than to comply with changes in the Code or the rules thereunder”

appearing at the end of Section 10 of the Director Plan.

Adopted by the Board of Directors on February 12, 1997

RSA SECURITY INC.

Amendment No. 2

to

1994 Director Stock Option Plan, as amended

      The 1994 Director Stock Option Plan, as amended (the “Plan”), is hereby amended to delete subsection 4(a) thereof and replace such subsection in its entirety with the following:

“The maximum number of shares of the Company’s Common Stock, par value $.01 per share (“Common Stock”), which may be issued under the Plan shall be 500,000 shares, subject to adjustment as provided in Section 7.”

Except as aforesaid, the Plan shall remain in full force and effect.

Adopted by the Board of Directors on January 27, 1999 Approved by the stockholders on May 5, 1999

RSA SECURITY INC.

Amendment No. 3

to

1994 Director Stock Option Plan, as amended

1. The 1994 Director Stock Option Plan, as amended (the “Plan”), is hereby amended to delete subsection 5(e) thereof and replace such subsection in its entirety with the following:

"(e) Vesting Period. Each option granted under the Plan shall be exercisable in full immediately upon the Option Grant Date.”

2. The Plan is hereby amended to delete section 8 thereof and replace such section in its entirety with the following:

      “8. Intentionally deleted.”

3. Except as aforesaid, the Plan shall remain in full force and effect.

Adopted by the Board of Directors on April 14, 1999

RSA SECURITY INC.

Amendment No. 4

to

1994 Director Stock Option Plan, as amended

1. The Plan is hereby amended to delete subsections 5(a), 5(b) and 5(c) thereof and replace such subsections in their entirety with the following:

(a) Option Grant Dates. Options shall automatically be granted to all eligible outside directors as follows:

(i) each person who first becomes an eligible outside director after the date of the 2001 Annual Meeting of Stockholders of the Company shall be granted an option to purchase the Pro Rata Number of shares of Common Stock calculated pursuant to Section 5(b) on the date of his or her initial election to the Board of Directors, provided that such eligible director is elected on a date other than the date of an Annual Meeting of Stockholders; and

(ii) each eligible outside director shall be granted an additional option to purchase 30,000 shares of Common Stock (before giving effect to the three-for-two stock split, payable in the form of a stock dividend on the Common Stock, declared by the Board of Directors on February 1, 2001, which is to be effected on or about March 23, 2001) on the date of each Annual Meeting of Stockholders of the Company commencing with the 2001 Annual Meeting of Stockholders, provided that he or she continues to serve as a director immediately following such Annual Meeting.

(b) Shares Subject to Option. Each option described in clause (i) of Section 5(a) shall be for such number (and if such number is not a whole number, rounded up to the nearest whole number) of shares of Common Stock (the “Pro Rata Number”), if any, as is determined by multiplying (x) 30,000 (before giving effect to the three-for-two stock split referred to in Section 5(a)(ii) above) by (y) the quotient of (A) the number of whole calendar months between the applicable Option Grant Date and the date of the next Annual Meeting of Stockholders (which, for purposes of the Plan, shall be assumed to occur in the month of May) and (B) 12. For example, if an eligible outside director were first elected on October 15th, he or she would receive an option to purchase 15,000 shares of Common Stock (30,000 x (6 (the number of whole calendar months between the Option Grant Date and May (i.e., November through April)) ÷ 12)).

(c) Option Exercise Price. The option exercise price per share for each option granted under the Plan shall be determined as follows: (i) if the Common Stock is listed on the Nasdaq National Market or another nationally recognized exchange or trading system as of the Option Grant Date, the option exercise price shall be deemed to be the reported last sale price per share of Common Stock thereon on such date (or if no such price is reported on such date, such price on the nearest preceding date on which such a price is reported); and (ii) if the Common Stock is not listed on the Nasdaq National Market or another nationally recognized exchange or trading system as of the Option Grant Date, the exercise price per share shall be deemed to be the fair market value of the Common Stock as of the Option Grant Date as determined in good faith by the Board of Directors.”

2. Except as set forth above, the Plan shall remain in full force and effect.

Adopted by the Board of Directors on January 17, 2001

APPENDIX C

RSA SECURITY INC.

1994 EMPLOYEE STOCK PURCHASE PLAN

      The purpose of this Plan is to provide eligible employees of RSA Security Inc. (the “Company”) and certain of its subsidiaries with opportunities to purchase shares of the Company’s Common Stock, $.01 par value (the “Common Stock”). One Hundred Thousand (100,000) shares (after giving effect to the Company’s one-for-two reverse stock split effective as of October 24, 1994) of Common Stock in the aggregate have been approved for this purpose.

1. Administration. The Plan will be administered by the Company’s Board of Directors (the “Board”) or by a Committee appointed by the Board (the “Committee”). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

2. Eligibility. Participation in the Plan will neither be permitted nor denied contrary to the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations promulgated thereunder. All employees of the Company, including directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a “Designated Subsidiary”), are eligible to participate in any one or more of the offerings of Options (as defined below) to purchase Common Stock under the Plan, provided that:

(a) they are regularly employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

(b) they have been employed by the Company or a Designated Subsidiary for at least three months prior to enrolling in the Plan; and

(c) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

      No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

3. Offerings. The Company will make one or more offerings (“Offerings”) to employees to purchase Common Stock under this Plan. The Board or the Committee shall determine the commencement dates of each of the Offerings (the “Offering Commencement Dates”). Each Offering Commencement Date will begin a period (a “Plan Period”) during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan

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Period. The Board or the Committee shall choose a Plan Period of twelve (12) months or less for each of the Offerings and may, at its discretion, choose a different Plan Period for each Offering.

4. Participation. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the Controller of the Company at least 14 days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term “Compensation” means the amount of money reportable on the employee’s Federal Income Tax Withholding Statement, excluding overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee’s Federal Income Tax Withholding Statement, but including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee.

5. Deductions.

      (a) The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount up to a maximum of 10% of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made. Payroll deductions may be at the rate of 1%, 2%, 3%, 4%, 5%, 6%, 7%, 8%, 9% or 10% of Compensation.

      (b) No employee may be granted an Option which permits his rights to purchase Common Stock under this Plan and any other stock purchase plan of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

6. Deduction Changes. An employee may decrease or discontinue his payroll deduction once during any Plan Period by filing a new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

7. Interest. Interest will not be paid on any employee payroll deduction accounts, except to the extent that the Board or its Committee, in its sole discretion, elects to credit such accounts with interest at such per annum rate as it may from time to time determine.

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8. Withdrawal of Funds. An employee may on any one occasion during a Plan Period and for any reason withdraw all or part of the balance accumulated in the employee’s payroll deduction account. Any such withdrawal must be effected prior to the close of business on the last day of the Plan Period. If the employee withdraws all of such balance, the employee shall thereby withdraw from participation in the Offering and may not begin participation again during the remainder of the Plan Period. Any employee withdrawing all or part of such balance may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee, except that, unless otherwise permitted under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder, any employee who is also a director and/or officer of the Company within the meaning of Section 16 of the Exchange Act may not (a) withdraw less than all of the balance accumulated in such employee’s payroll deduction account or (b) participate again for a period of at least six months as provided in Rule 16b-3(d)(2)(i) or any successor provision under the Exchange Act.

9. Purchase of Shares.

      (a) On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option (an “Option”) to purchase on the last business day of such Plan Period (the “Exercise Date”), at the Option Price hereinafter provided for, such number of whole shares of Common Stock of the Company reserved for the purposes of the Plan as does not exceed the number of shares determined by dividing 15% of such employee’s annualized Compensation for the immediately prior six-month period by the price determined in accordance with the formula set forth in the following paragraph but using the closing price on the Offering Commencement Date of such Plan Period.

      (b) The Option Price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or (ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (A) the closing price of the Common Stock on any national securities exchange on which the Common Stock is listed, or (B) the closing price of the Common Stock on the Nasdaq National Market (“Nasdaq”) or (C) the average of the closing bid and asked prices in the over-the-counter market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (A) and (B) above shall be the reported price for the next preceding day on which sales were made.

      (c) Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for pursuant to the formula set forth above (but not in excess of the maximum number determined in the manner set forth above).

      (d) Any balance remaining in an employee’s payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less

3

than the purchase price of one share of Common Stock will be carried forward into the employee’s payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee’s account shall be refunded.

10. Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company’s sole discretion) in the street name of a brokerage firm, bank or other nominee holder designated by the employee.

11. Rights on Retirement, Death or Termination of Employment. In the event of a participating employee’s termination of employment prior to the last business day of a Plan Period (whether as a result of the employee’s voluntary or involuntary termination, retirement, death or otherwise), no payroll deduction shall be taken from any pay due and owing to the employee and the balance in the employee’s payroll deduction account shall be paid to the employee or, in the event of the employee’s death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee’s estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

12. Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

13. Rights Not Transferable. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee’s lifetime only by the employee.

14. Application of Funds. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

15. Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock (other than the Company’s one-for-two reverse stock split effective as of October 24, 1994), such

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adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

16. Merger.

      (a) If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation (“Continuity of Control”), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger, and the Board or the Committee shall take such steps in connection with such merger as the Board or the Committee shall deem necessary to assure that the provisions of Section 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

      (b) In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clauses (ii) and (iii), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (ii) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (iii) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

17. Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the stockholders of the Company is required by Section 423 of the Code or by Rule 16b-3 under the Exchange Act, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 16 of the Exchange Act and the rules promulgated thereunder, as in effect from time to time, or Section 423 of the Code.

18. Insufficient Shares. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

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19. Termination of the Plan. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the payroll deduction accounts of participating employees shall be promptly refunded.

20. Governmental Regulations.

      (a) The Company’s obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on Nasdaq and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

      (b) The Plan shall be governed by the laws of the State of Delaware except to the extent that such law is preempted by federal law.

      (c) The Plan is intended to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act. Any provision inconsistent with such Rule shall to that extent be inoperative and shall not affect the validity of the Plan.

21. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

22. Notification upon Sale of Shares. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

23. Effective Date and Approval of Stockholders. The Plan shall take effect upon the closing of the Company’s initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, subject to approval by the stockholders of the Company as required by Rule 16b-3 under the Exchange Act and by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

Adopted by the Board of Directors on
October 4, 1994

Approved by the stockholders
on October 24, 1994

RSA SECURITY INC.

Amendment No. 1

to

1994 Employee Stock Purchase Plan

1.	That the Company’s 1994 Employee Stock Purchase Plan (the “Purchase Plan”) be amended to delete the phrase

“, except that, unless otherwise permitted under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder, any employee who is also a director and/or officer of the Company within the meaning of Section 16 of the Exchange Act may not (a) withdraw less than all of the balance accumulated in such employee’s payroll deduction account or (b) participate again for a period of at least six months as provided in Rule 16b-3(d)(2)(i) or any successor provision under the Exchange Act”

appearing at the end of Section 8 of the 1994 Employee Stock Purchase Plan.

2.	That the 1994 Employee Stock Purchase Plan be further amended to delete in its entirety Section 13 thereof (pertaining to the nontransferability of rights under the 1994 Employee Stock Purchase Plan) and to renumber the remaining Sections of the 1994 Employee Stock Purchase Plan, and any and all cross references thereto contained in the 1994 Employee Stock Purchase Plan, accordingly.

3.	That the 1994 Employee Stock Purchase Plan be further amended to define the term “Exchange Act” first appearing in Section 17 of the 1994 Employee Stock Purchase Plan (renumbered as Section 16 pursuant to the preceding resolution) as “the Securities Exchange Act of 1934, as amended.”

Adopted by the Board of Directors on February 12, 1997

RSA SECURITY INC.

Amendment No. 2

to

1994 Employee Stock Purchase Plan, as amended

      The 1994 Employee Stock Purchase Plan, as amended (the “Purchase Plan”), is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Purchase Plan):

      The second sentence of the introduction to the Purchase Plan shall be deleted in its entirety and replaced with the following:

“One Million (1,000,000) shares of Common Stock have been approved for this purpose.”

      Except as aforesaid, the Purchase Plan shall remain in full force and effect.

Adopted by the Board of Directors on July 1, 1999 Approved by the stockholders on July 30, 1999

RSA SECURITY INC.

Amendment No. 3

to

1994 Employee Stock Purchase Plan, as amended

      The 1994 Employee Stock Purchase Plan, as amended (the “Purchase Plan”), is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Purchase Plan):

      The second sentence of the introduction to the Purchase Plan shall be deleted in its entirety and replaced with the following:

“One Million Four Hundred Thousand (1,400,000) shares of Common Stock (before giving effect to the three-for-two stock split, payable in the form of a stock dividend on the Common Stock, declared by the Board of Directors on February 1, 2001, which is to be effected on or about March 23, 2001) have been approved for this purpose.”

      Except as aforesaid, the Purchase Plan shall remain in full force and effect.

Adopted by the Board of Directors on January 17, 2001

APPENDIX D

RSA Security Inc. Audit Committee Charter
Reviewed and Approved
May 17, 2000

1)	MEMBERSHIP

a)	Number —The Audit Committee shall consist of at least three independent, financially literate members of the board of directors who meet the requirements set forth in Sections 1) b). and 1) c). below. However, the Audit Committee may consist of two members during the grace period for compliance with the audit committee structure and membership requirements contained in The Nasdaq Stock Market, Inc. rules relating to audit committees of Nasdaq-listed issuers, so long as the Company uses reasonably diligent efforts to recruit a third member during such period.

b)	Independence —A director is independent if he or she:

i)	is not an officer or employee of RSA Security Inc. or its subsidiaries (the Company);

ii)	has not been an employee of the Company or any affiliate of the Company in the current year or in any of the past three years;

iii)	has no immediate family member who has been employed by the Company or an affiliate of the Company in any of the past three years (an immediate family member includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in a person’s home);

iv)	has no relationship that, in the opinion of the Company’s board of directors, would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director;

v)	is not employed as an executive of an entity (other than the Company) that has a compensation committee that includes any of the Company’s executives;

vi)	did not, within the last fiscal year, receive from the Company or any affiliate of the Company compensation (other than benefits under a tax qualified retirement plan, compensation for director service or nondiscretionary compensation) greater than $60,000; and

vii)	has not in any of the past three years been a partner in, or controlling shareholder or executive of, a for profit business organization to which the Company made or from which the Company received payment (other than payment arising solely from investments in the Company’s securities) that exceeds the greater of: (i) $200,000, or (ii) more than 5% of the Company’s or business organization’s consolidated gross revenues.

Under exceptional and limited circumstances, one director, who has a relationship making him or her not independent, and who is not a Company employee or an

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immediate family member of a Company employee, may serve on the Audit Committee if the board of directors determines that the director’s membership on the Audit Committee is required by the best interests of the Company and its shareholders. If so, disclosure of the nature of the relationship and the reasons for the determination shall be made in the next annual proxy statement.

c)	Financial Literacy —Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheets, income statements, cash flow statements, and accompanying footnotes or must become able to do so within a reasonable time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background that result in the member having financial sophistication (such as being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities).

d)	Chairman —The Audit Committee shall elect a Chairman by majority vote, unless a Chairman is elected by the board of directors.

2)	RESPONSIBILITIES

a)	The Audit Committee shall assist the board of directors in fulfilling its responsibilities to shareholders concerning the Company’s accounting and reporting practices, and shall facilitate open communication among the Audit Committee, board of directors, independent auditor, and management. The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. The responsibilities set forth herein do not reflect or create any duty or obligation of the Audit Committee to plan, conduct, oversee or determine the appropriate scope of any audit, or to determine that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with Generally Accepted Accounting Principles or applicable law. In exercising its business judgment, the Audit Committee shall rely on the information and advice provided by the Company’s management and/or its independent auditor.

b)	The Audit Committee shall review and reassess the adequacy of this charter at least annually.

c)	The independent auditor shall be accountable to the Audit Committee and the board of directors. The Audit Committee and the board of directors together shall have the ultimate authority and responsibility to nominate the independent auditor for proposed shareholder approval in any proxy statement, and to select, evaluate, and (where appropriate) replace the independent auditor.

d)	The Audit Committee will request from the independent accountant a written affirmation that the independent accountant is in fact independent.

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e)	The Audit Committee shall discuss with the independent auditor its independence, and shall actively engage in a dialogue with the independent auditor regarding any disclosed relationships or services that might impact the objectivity and independence of the auditor. The Audit Committee shall take, or recommend that the full board of directors take, appropriate action to oversee the independence of the independent auditor.

f)	The Audit Committee shall review and discuss with the Company’s management the Company’s audited financial statements.

g)	The Audit Committee shall oversee the independent accountant’s relationship and discuss with the independent accountant the nature and rigor of the audit process, receive and review audit reports, and provide the independent accountant full access to the Audit Committee (and the full Board of Directors) to report on any and all appropriate matters.

h)	The Audit Committee shall review the audited financial statements and discuss them with management and the independent accountant. These discussions shall include consideration of the quality of the Company’s accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as the Audit Committee in its business judgment may deem appropriate. Based on this review, the Committee shall make its recommendation to the full Board of Directors as to the inclusion of the Company’s audited financial statements in the Company’s annual report on Form 10-K.

i)	The Audit Committee shall review with management and the independent accountant the Company’s quarterly financial information prior to the Company’s filing of each Quarterly Report on Form 10-Q.

j)	The Audit Committee shall discuss with management and the independent accountant the quality and adequacy of the Company’s internal controls.

k)	The Audit Committee shall discuss with management the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

l)	The Audit Committee shall prepare the Audit Committee Report described in Item 306 of Regulation S-K and include the report where necessary in a proxy or information statement of the Company relating to an annual meeting of stockholders at which directors are to be elected (or special meeting or written consents in lieu of such meeting).

m)	The Audit Committee shall annually inform the independent auditor, the Chief Financial Officer, and the Vice President Finance and Corporate Controller, that they should promptly contact the Audit Committee or its Chairman about any significant issue or disagreement concerning the Company’s accounting practices or financial statements that is not resolved to their satisfaction. Where such communications are made to the Chairman, he or she shall confer with the independent auditor concerning any such

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communications, and shall notify the other members of the Audit Committee of any communications that the independent auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to its next scheduled meeting.

n)	The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose or file interim financial information prior to completion of review by the independent auditor.

o)	The Audit Committee shall meet privately at least once per year with: (i) the independent auditor; (ii) the Chief Financial Officer; and (iii) the Vice President and Corporate Controller.

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